UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
____________________
Form 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934
 ____________________
Date of Report (Date of earliest event reported): June 28, 2018
Accenture plc
(Exact name of Registrant as specified in its charter)

Ireland	001-34448	98-0627530
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
1 Grand Canal Square
Grand Canal Harbour
Dublin 2, Ireland
(Address of principal executive offices)
Registrant’s telephone number, including area code: (353) (1) 646-2000
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition
On June 28, 2018, Accenture plc (“Accenture”) issued a news release announcing financial results for its third quarter of fiscal 2018, which fiscal quarter ended on May 31, 2018.
A copy of the news release is attached hereto as Exhibit 99. All information in the news release is furnished but not filed.
Non-GAAP Financial Information
In the attached news release Accenture discloses the following non-GAAP financial measures:

•
Free cash flow (defined as operating cash flow net of property and equipment additions). Accenture’s management believes that this information provides meaningful additional information regarding the company’s liquidity.

•
Percentage changes in revenues before reimbursements (“net revenues”) on a local currency basis. Financial results in local currency are calculated by restating current period activity into U.S. dollars using the comparable prior year period’s foreign currency exchange rates. This approach is used for all results where the functional currency is not the U.S. dollar. Accenture’s management believes that information regarding changes in its net revenues that excludes the effect of fluctuations in foreign currency exchange rates facilitates meaningful comparison of its net revenues before reimbursements.

•
Diluted earnings per share, effective tax rate, net income and provision for income taxes excluding charges associated with tax law changes in fiscal 2018 and the pension settlement charge in fiscal 2017 related to the termination of Accenture’s U.S. pension plan, as well as operating income and operating margin excluding the impact of the pension settlement charge. Accenture’s management believes that information regarding the effect of the tax law changes and the pension settlement charge on diluted earnings per share, effective tax rate, net income, provision for income taxes, operating income and operating margin facilitates an understanding as to the impacts of these items and the company’s financial performance.

Reconciliations of these non-GAAP financial measures to the most directly comparable financial measures calculated and presented in accordance with GAAP are included in the news release. While Accenture’s management believes that this non-GAAP financial information is useful in evaluating Accenture’s operations, this information should be considered as supplemental in nature and not as a substitute for the related financial information prepared in accordance with GAAP.
Item 9.01 Financial Statements and Exhibits
(d) Exhibits

Exhibit No.	Description
99	News Release of Accenture, dated June 28, 2018

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: June 28, 2018	ACCENTURE PLC

	By:	/s/ Joel Unruch
	Name:	Joel Unruch
	Title:	Corporate Secretary